Rule 497(e)
                                                 File Nos. 33-34841 and 811-6011





                              The Montgomery Funds

                      Supplement dated June 10, 2002 to the
                  Class A, Class B and Class C Share Prospectus
               of the Montgomery New Power Fund dated May 31, 2002

Effective immediately, purchases will no longer be accepted into the Class A shares, Class B shares and Class C shares of the Montgomery New Power Fund. The Montgomery New Power Fund will close by June 30, 2002, and its assets will be returned to shareholders unless they should choose to exchange their shares into another Montgomery Fund.